UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-24185

Date of Report: April 26, 2010

AOXING PHARMACEUTICAL COMPANY, INC.
(Exact name of registrant as specified in its charter)

Florida	65-0636168
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 Exchange Place, Suite 500, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

(646) 367- 1747
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

On April 26, 2010 the Registrant issued a press release regarding its agreement to form a joint venture with Macfarlan Smith Ltd. to manufacture and market active pharmaceutical ingredients in the People’s Republic of China.

Item 9.01             Financial Statements and Exhibits

Exhibits

99.1           Press release dated April 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aoxing Pharmaceutical Company, Inc.
Dated: April 26, 2010	By:/s/ Hui Shao
Hui Shao, Chief Financial Officer